UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2005

Lakes Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Cheshire Lane, Minnetonka, Minnesota		55305

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(952) 449-9092

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Press Release
Press Release

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule

     On May 25, 2005, Lakes Entertainment, Inc. issued a press release regarding a letter it received from Nasdaq relating to the late filing of Form 10-Q. The staff letter advises Lakes that the late filing represents an additional event of noncompliance with the continued listing standard set forth in Nasdaq Marketplace Rule No. 4310(c)(14). A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01. Regulation FD Disclosure

     On May 26, 2005, Lakes Entertainment, Inc. issued a press release announcing that the Taxpayers of Michigan Against Casinos has appealed a federal judge’s recent decision to dismiss its lawsuit seeking to block the construction of a casino to be built by the Pokagan Band of Potawatomi Indians in New Buffalo Township, Michigan. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

           99.1       Lakes Entertainment, Inc. Press Release dated May 25, 2005.

           99.2       Lakes Entertainment, Inc. Press Release dated May 26, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LAKES ENTERTAINMENT, INC. (Registrant)
Date: May 27, 2005	By:	/s/Timothy J. Cope
		Name:	Timothy J. Cope
		Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 25, 2005
99.2	Press Release dated May 26, 2005